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CHINA AGRITECH

CHINA AGRITECH

Investor Presentation

July 2009

Safe Harbor Statement

This presentation contains forward-looking statements that include descriptions regarding the intent, belief, plans, estimates or future expectations of China Agritech, Inc. or its officers with respect to the business, consolidated results of operations and financial condition of the Company. These statements can be recognized by the use of words such as "expects," "plans," "will," "estimates," "projects," "intends," or words of similar meaning. Such forward-looking statements speak only as of the date of this presentation, and are not guarantees of future performance. Such forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to materially differ from those expressed or implied in the forward-looking statements as a result of various factors and assumptions. The Company undertakes no obligation to revise forward-looking statements to reflect events or circumstances after the date of this presentation.

Organic Fertilizer Market in China

- Total fertilizer market in China: almost 60M tons of fertilizers produced in 2008; total value $60B
- Soil preservation & health awareness drive increased use of **organic** fertilizer to produce organic food
- 2007 **organics** sold in China: 11M tons (vs. 3M tons in 2002); CAGR of 35% from 2002 to 2007
- Gov't policies to require & subsidize the use of **organics**; organic makers are currently exempt from VAT levy
- Gov't fertilizer mandates: safety, efficacy & environmental friendliness

Fertilizer market in China


Chemical
90%
Organic
10%

Fertilizer market in USA


Chemical
50%
Organic
50%

Sources: China Daily; Goldman Sachs, Morgan Stanley and Roth Capital research notes, www.npk.cc

CHINA AGRITECH

Investment Highlights

- China's $6B organic fertilizer biz– fast-growing & only 10% of total fertilizer mkt
- Health & environmental concerns promote use of organics in China
- CAGC has 15 yrs of history & a track record in organic fertilizers
- Strong R&D with proprietary formulas for both liquids & granules
- One of the few organic fertilizer co's with national sales & distribution network
- Over 100 product labels in liquids & granules; 213K-ton annual capacity by the end of 2009
- Exporting to Southeast Asia, Eastern Europe & Egypt
- 2008 sales $45M (5-yr CAGR 30%), net $8.6M (5-yr CAGR 34%), EPS $0.35

Mission: to become the no. 1 organic fertilizer company in China

Why Choose Organics?



- **Organics** build & strengthen soil structure & fertility; whereas **chemicals** merely grow plants, not conducive to the long-term preservation of soil
- **Organics** come from previously living plants or animals; ingredients more "natural" for crops, which make "green food"
- **Organics** carry carbon content, making it easier for soil microbes to process fertilizer; whereas **chemicals** often "stress" crops
- **Organics** pose no damage to soil; **chemicals** can dissolve too quickly leading to water pollution
- **Organics** overall present better cost-effectiveness than **chemicals**

Why Choose CAGC?



Proprietary formulas for **local** plant, soil and climate conditions

Product Effects

- Improve the output of crops
- Shorter harvest time
- Accelerated photosynthesis
- Improved root absorption
- Balanceable nutrition
- Enhanced anti-reversion force
- No hormones
- Ability to restore soil

Product Efficacy*	
Crop Type	Yield Increase
Wheat	15-30%
Maize	15-30%
Rice	8-20%
Soybean	10-20%
Peanuts	10-20%
Cotton	15-30%
Tobacco	13-25%
Watermelon	25-36%
Leafy Vegetables	15-40%
Potatoes	14-30%
Fruits	15-25%

Source: Company internal data

Vertically Integrated Operations



Beijing Agritech Fertilizer Technology Research Center

↓

Regional manufacturing facilities

13K-ton-capacity liquid organic fertilizer facilities and 200K-ton granular facilities

↓

Regional distribution centers

Distribution partnership with Sinochem, China's largest fertilizer distributor

↓

Nationwide retail network

Core Technologies



- State of the art core technologies:
  - extraction and purification of fulvic acid
  - microelement deep complexing
  - nano-honeycomb embedding technology
- Product formulation:
  - combination of fulvic acid and other elements
  - other supplements may contain up to 30 active ingredients
- Key raw material of our products is Humic acid that:
  - combines with other ingredients to enhance bioavailability
  - is derived from weathered coal
  - has abundant reserves in China





Complete Series Products







- Organic spray products
  - ❑ Broad spectrum
  - ❑ Customized solutions
- Organic water-flush products
- Organic drip products
- Granular organic products
  - ❑ Broad spectrum
  - ❑ Customized solutions

Production Base





RUSSIA
KAZAKHSTAN
MONGOLIA
INNER MONGOLIA
GANSU
NINGXIA
CHINA
SHANXI
HEBEI
Tianjin
SHANDONG
LIAONING
JILIN
NORTH KOREA
SOUTH KOREA
TIBET
NEPAL
INDIA
BANGLADESH
SICHUAN
CHONGQING
SHAANXI
HENAN
JIANGSU
SHANGHAI
HUBEI
HUNAN
JIANGXI
GUIZHOU
FUJIAN
YUNNAN
GUANGXI
GUANGDONG
Hong Kong
Macau
TAIWAN
East China Sea
South China Sea
VIETNAM
LAOS
BURMA
THAILAND
HAINAN

Xinjiang
2K-ton liquid
50K-ton granular
(expected by 2010)

Chongqing
2K-ton liquid

Harbin
5k-ton liquid
50k-ton granular

Beijing HQ
2K-ton liquid
Core ingredient extraction & supply ctr.

Anhui
2K-ton liquid
100K-ton granular

Total production capacity:

Liquid organic fertilizer -13K metric tons

Granular organic fertilizer -200K metric tons (expected by the end of 2009)

Nationwide Distribution Network



- Wide distribution channel via sales points in 28 provinces (China has 34 provinces), which covers all the main agricultural production areas in China.
- Distribution partnership with **Sinochem**, the largest fertilizer distributor in China, and **Odyssey International** primarily for exports
- Targeted print, radio, and TV advertising campaigns which are close to farmers
- Promotion via the prestigious National Agro-Technical Extension & Service Center which is directly under the Ministry of Agriculture
- Support local distributors by offering promotional tools

Summary of Growth Strategy



Leader in China's organic fertilizer industry

- Diversify products to maximize profit
- Build cooperative relationships with large distributors
- Advertise to expand brand awareness
- Improve R&D and maintaining an edge in our core technology
- Targeted marketing to heighten brand awareness
- Accelerate growth via strategic M&As

Experienced Management Team

- **Mr. Yu Chang – Chairman, President, CEO & Co-Founder**
  - Formerly a regional boss at the Agricultural Bank of China
  - Beneficial ownership of approximately 46.7% of outstanding shares as of July 2009

- **Ms. Xiao Rong Teng – Executive Director & Co-Founder**
  - Served the Company and its predecessors since 1994
  - Bachelor's degree from Harbin University and MBA from Harbin Normal University

- **Mr. Yau-Sing Gareth Tang - CFO**
  - Over 23 years of accounting, corporate finance and financial reporting experience
  - Formerly executive director and CFO of China Cable and Communication, Inc. (OTCBB)
  - Member of the Association of Chartered Certified Accountants in the U.K. and H.K.

- **Mr. Ming Fang Zhu – Chief Operating Officer**
  - Senior manager at a Beijing Agritech subsidiary from 2006 to 2007; President from 2007-2009
  - State-certified Economist and has a law qualification in China

Independent Board Directors



- **Mr. Gene Michael Bennett – Chair of the Audit Committee**
  - Over 25 years of experience as CFO, accounting and audit professor, and financial consultant
  - A partner at ProCFO, a California-based contract-CFO service for firms needing an interim CFO
  - CPA at Grant Thornton from 1982 to 1983 and MBA from Michigan State University
  - Currently pursuing a doctorate of business administration at City University of Hong Kong
- **Professor Lun Zhang Dai**
  - Renowned scholar in economics, finance and international relations
  - Economic policy adviser to the Chinese central bank
  - The first Chinese national to be elected a scholar at the U.N. Institute for Int'l Information Science
  - Helped establish 8 cement industry joint ventures in China, serving as senior financial consultant
- **Mr. Hai Lin Zhang**
  - VP of the Research Institute at the Chinese Academy of Agricultural Sciences (CAAS)
  - Involved in agricultural planning and development in numerous cities and provinces in China
  - B.A. in business management from Renmin University in Beijing

Revenue Growth

2003-2008 CAGR 30%

2009 Guidance $60M


$ Millions
$ 12.2
$ 15.9
$ 25.3
$ 29.5
$ 38.0
$ 45.2
$ 7.1
$ 7.3
2003
2004
2005
2006
2007
2008
1Q' 08
1Q' 09

Gross Profit



$ Millions
$5.7
$7.7
$12.5
$15.4
$19.1
$20.3
$3.4
$3.4
2003
2004
2005
2006
2007
2008
1Q' 08
1Q' 09

Net Income



2003-2008 CAGR 34%
2009 Guidance $9.5M
$ Millions
$2.0
$3.8
$3.7
$5.3
$8.5
$8.6
$1.2
$1.1
2003
2004
2005
2006
2007
2008
1Q' 08
1Q' 09

Profit Margins



	2008	2007	2006
Gross Margin	45%	52%	52%
Net Margin	19%	22%	18%

Zero-Debt Balance Sheet



(in '000s)	March 31 2009	Dec.31 2008
Cash	$ 5,483	$ 11,952
Receivables	36,018	34,773
PPE, net	4,339	4,496
Current assets	68,273	66,458
Current liabilities	5,453	4,938
Stockholders' equity	63,750	62,799

Equity Snapshot

Symbol:	CAGC
Price (7/17/09):	$2.00
Market Cap:	$57M
Shares Outstanding:	28.3M
Revenues (2008):	$45.2M
Revenue 5-Yr CAGR:	30%
Net Income (2008):	$8.6M
EPS (2008):	$0.35
P/E:	5.8x

Investment Highlights



- China's $6B organic fertilizer biz– fast-growing & only 10% of total fertilizer mkt
- Health & environmental concerns promote use of **organics** in China
- CAGC has 15 yrs of history & a track record in organic fertilizers
- Strong R&D with proprietary formulas for both liquids & granules
- One of the few organic fertilizer co's with national sales & distribution network
- Over 100 product labels in liquids & granules; 213K-ton annual capacity by 2010
- Exporting to Southeast Asia, Eastern Europe & Egypt
- 2008 sales $45M (5-yr CAGR 30%), net $8.6M (5-yr CAGR 34%), EPS $0.35

Mission: to become the no. 1 organic fertilizer company in China

CHINA AGRITECH

Thank You!



WWW.CHINAAGRITECHINC.COM

Company Contact:

China Agritech, Inc.

Mr. Gareth Tang

Phone: +86-10-5962-1220

Email: gareth@chinaagritech.com

Ms. Yvonne Zhang

Email: zhangmin@chinaagritech.com

Investor Relations:

Grayling

Kevin Theiss / Valentine Ding

Phone: +1-646-284-9409

Email:

kevin.theiss@us.grayling.com

CHINA AGRITECH